UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2010

API TECHNOLOGIES CORP.

(Exact Name of registrant as specified in its charter)

Commission File Number: 000-29429

DE	98-0200798
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2200 Smithtown Avenue, Ronkonkoma, New York	11779
(Address of principal executive offices)	(zip code)

(631) 981-2400

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(f)

Determination of Cash Bonus Awards for Fiscal Year 2010

On August 18, 2010, the Compensation Committee of the Board of Directors of API Technologies Corp. (the “Company”) approved cash bonus awards for the Company’s executive officers identified below for the fiscal year ended May 31, 2010. Other compensation for such executive officers for fiscal year 2010 as set forth below was previously reported by the Company in the Summary Compensation Table beginning on page 67 of the Post-Effective Amendment No. 4 on Form S-1, filed June 4, 2010 (the “Registration Statement”) and beginning on page 67 of the Prospectus filed June 16, 2010 (the “Prospectus”). As of the filing of the Registration Statement and Prospectus, cash bonuses for executive officers had not been determined and, therefore, were omitted from the Summary Compensation Table included in the Registration Statement and Prospectus. Pursuant to Item 5.02(f) of Form 8-K, the cash bonus awards for Stephen Pudles, Jonathan Pollack and Claudio Mannarino for fiscal year 2010 are set forth below along with their other compensation previously reported, and the new total compensation amounts. Apart from the Cash Bonus Award and Total Compensation columns, the amounts have not changed.

	Fiscal 2010
Name and Principal Position	Salary	Cash Bonus Award	Option Awards(1)	All Other Compensation	Total Compensation

Stephen Pudles Chief Executive Officer	$284,615	$162,500	$712,296	$17,050	$1,176,461
Jonathan Pollack Executive Vice President	$176,178	$100,000	$786,500	$6,250	$1,068,928
Claudio Mannarino Chief Financial Officer	$166,346	$50,000	$286,000	$2,143	$504,489

(1)	Represents the aggregate grant date fair value of stock awards calculated in accordance with FASB ASC Topic 718. See Note 17 to our consolidated financial statements for the year ended May 31, 2010 included in the Company’s Annual Report on Form 10-K for the year ended May 31, 2010.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(b) On August 18, 2010, the Board of Directors of the Company approved a change in the Company’s fiscal year end from May 31 to November 30, with the change to the reporting cycle beginning December 1, 2010. The Company plans to report its financial results for the six month transition period of June 1, 2010 to November 30, 2010 on an Annual Report on Form 10-K and to thereafter file reports for each twelve month period ended November 30 of each year, beginning with the twelve month period ended November 20, 2011.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2010	API TECHNOLOGIES CORP.

	By:	/s/ Claudio Mannarino
Claudio Mannarino
Chief Financial Officer and Vice President of Finance

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